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Exhibit 21.1

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
AM Services AUS Pty Ltd	Delaware
AREA Sponsor Holdings LLC	Delaware
Ares Administrative Services (DIFC) Limited	United Arab Emirates
Ares AMWH Holdings, Inc.	Delaware
Ares CA Real Estate Corporation	Delaware
Ares Domestic Holdings Inc.	Delaware
Ares Domestic Holdings L.P.	Delaware
Ares Finance Co. LLC	Delaware
Ares Holdings GP LLC	Delaware
Ares Holdings Inc.	Delaware
Ares Holdings L.P.	Delaware
Ares Investments Holdings LLC	Delaware
Ares Investments Intermediate Holdings, Ltd.	Cayman Islands
Ares Investments L.P.	Delaware
Ares Investor Services LLC	Delaware
Ares Life Holdings LLC	Delaware
Ares Management Holdings L.P.	Delaware
Ares Management Limited	United Kingdom
Ares Management LLC	Delaware
Ares Management UK Limited	United Kingdom
Ares Management Worldwide Holdings LLC	Delaware
Ares Management, Inc.	Delaware
Ares Offshore Holdings L.P.	Cayman Islands
Ares Offshore Holdings, Ltd.	Cayman Islands
Ares Operations LLC	Delaware
Ares Real Estate Holdings L.P.	Delaware
Ares Real Estate Holdings LLC	Delaware
Ares Sponsor Inc.	Delaware
Ares Capital Euro GP, L.P.	Cayman Islands
Ares Capital Euro Investments LLC	Delaware
ACE II GP LLC	Delaware
Ares Capital Europe II Investors, L.P.	Cayman Islands
Ares Capital Euro GP II, L.P.	Cayman Islands
ACF GP, LLC	Delaware
Ares Commercial Finance GP L.P.	Delaware
Ares Commercial Finance Management L.P.	Delaware
Ares Management Consolidated Holdings, LLC	Delaware
Ares Capital Management LLC	Delaware
Ares Capital Management II LLC	Delaware
ACOF Asia Co-Invest, L.P.	Cayman Islands
ACOF Asia Management, L.P.	Cayman
Ares Asia Management (HK), Limited	Hong Kong
Ares Asia Management, Ltd.	Cayman Islands
Ares Investment Advisors (Shanghai) Co., Ltd.	China
ACOF Capital Investors II, LLC	Delaware
ACOF Holdings II, LLC	Delaware
ACOF II FIP GP, Ltd.	Cayman Islands
ACOF Management II GP LLC	Delaware
ACOF Management II, L.P.	Delaware

Entity Name	Jurisdiction of Organization
ACOF Operating Manager II, L.P.	Delaware
ACOF Capital Investors III, LLC	Delaware
ACOF Management III GP LLC	Delaware
ACOF Management III, L.P.	Delaware
ACOF Operating Manager III LLC	Delaware
ACOF Capital Investors III, LLC	Delaware
ACOF Operating Manager IV, LLC	Delaware
ACOF Management IV GP LLC	Delaware
ACOF Management IV, L.P.	Delaware
Ares Commercial Real Estate Management LLC	Delaware
Ares Commercial Real Estate Manager LLC	Delaware
Ares Commercial Real Estate Servicer LLC	Delaware
AELIS IR Participation LLC	Delaware
Ares Enhanced Loan IR GP, LLC	Delaware
Ares Enhanced Loan Management IR, L.P.	Delaware
Ares Enhanced Loan II GP, LLC	Delaware
Ares Enhanced Loan Management II, L.P.	Delaware
Ares Enhanced Loan III GP, LLC	Delaware
Ares Enhanced Loan Management III, L.P.	Delaware
Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC	Delaware
Ares Enhanced Loan Investment Strategy Advisor IV, L.P.	Delaware
AREA Property Partners (UK) Limited	United Kingdom
AREA Property Partnership (UK) LLP	United Kingdom
Ares Real Estate Acquisition SPV LLC	Delaware
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	Delaware
Ares CLO GP XXVI, LLC	Delaware
Ares CLO Management XXVI, L.P.	Delaware
ASSF Capital Investors III, LLC	Delaware
ASSF Management III GP LLC	Delaware
ASSF Management III, L.P.	Delaware
ASSF Operating Manager III, LLC	Delaware
Ares CSF Capital Investors LLC	Delaware
Ares CSF Management I GP LLC	Delaware
Ares CSF Management I, L.P.	Cayman Islands
Ares CSF Operating Manager I, LLC	Delaware
Ares CSF Capital Investors III, L.P.	Delaware
Ares CSF III Investment Management LLC	Delaware
Ares CSF Management III, L.P.	Cayman Islands
Ares CSF Operating Manager III LLC	Delaware
Ares ECO Investment Management LLC	Delaware
Ares Enhanced Credit Opportunities Fund Management GP, LLC	Delaware
Ares Enhanced Credit Opportunities Fund Management, L.P.	Delaware
Ares Enhanced Credit Opportunities GP LLC	Delaware
Ares European Real Estate Management II, L.P.	Delaware
Ares European Real Estate Management GP II, LLC	Delaware
Ares European Real Estate Management III, L.P.	Delaware
Ares European Real Estate Management GP III, LLC	Delaware
Ares US Real Estate Opportunity Management GP VI, LLC	Delaware
Ares US Real Estate Opportunity Management VI, L.P.	Delaware
Ares US Real Estate VII Management LLC	Delaware
Ares US Real Estate VIII Management LLC	Delaware

Entity Name	Jurisdiction of Organization
Ares US Real Estate VIII Capital Advisors, LLC	Delaware
Ares US Real Estate VIII Incentive L.P.	Delaware
Ares US Real Estate VIII Advisors, L.P.	Delaware

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  Exhibit 21.1
LIST OF SUBSIDIARIES